OFFSHORE EMPLOYMENT CONTRACT
                 ----------------------------

THIS AGREEMENT is made the 3rd day of May, 1995, BETWEEN INTERGRAPH CORPORATION, whose registered office is One Madison Industrial Park, Huntsville, Alabama, USA 35807 (hereinafter called "the Company") of the one part and ALLAN B. WILSON of Room 901-910 Tai Yau Building, 181 Johnston Road, Wanchai, Hong Kong (hereinafter called "the Employee") of the other part.

                          WITNESSETH:

WHEREAS the Company is desirous of employing the Employee as an Executive Vice President in the Asia Pacific Region and the
Employee is desirous of being so employed.

NOW, THEREFORE, in consideration of the mutual premises and convenants herein contained, the parties hereto agree as follows:-

(1) The Company shall employ the Employee and the Employee shall serve the Company as an Executive Vice President in the Asia Pacific Region and elsewhere as required by the Company upon the terms and conditions hereinafter contained.

(2) Subject as hereinafter provided the employment hereunder shall commence on the 22nd day of May, 1995 will continue until terminated accordance with clause 8 hereunder. Throughout the course of this Agreement the Employee shall be based in and render his service in the Asia Pacific Region.

(3)  Remuneration:  The  Employee   shall   be
                    entitled  by way of remuneration  for  his
                    services   hereunder  to   a   salary   of
                    US$79,040.00 per annum (or such higher rate as may from time to time be agreed between the parties or determined upon and notified to the Employee by the Company).

                    Such salary shall accrue from day to
                    day  and shall be payable by equal monthly
                    instalments    not   later    than    the
                    penultimate working day of each month in United States dollars or mutually agreed equivalent.

(4) Reporting  to:  James Meadlock,  Chairman
                    and CEO, Intergraph Corporation.

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Offshore Employment Contract                                 Page 1 of 3
-Allan B. Wilson


(5) Performance &
    Salary  Review: Your performance  will  be
                    reviewed on a regular basis and salary will be reviewed on an annual basis after the initial year of service.


(6)  Relocation:    The Company will  pay  for
                    the airfares for Employee and his family to locate from U.S.A. to Hong Kong
                    (airfares  at first class).

                    The Company will reimburse Employee for the cost of relocating Employee's household goods and chattels from the U.S.A. (by sea freight) to Hong Kong.

                    Upon  termination of this  agreement
                    the  Company will reimburse for relocating
                    Employee's household goods and chattels to
                    U.S.A.  (by  sea freight).   Additionally,
                    the Company will pay for airfares (first class) repatriation for Employee and his family from Hong Kong to U.S.A.

(7)  Home Leave:    Two business class tickets,
                    or equivalent, from Hong Kong to USA and return will be provided by the Company for Employee and his family every calendar year of service in Hong Kong under this agreement.

(8) Termination
    of  Service:    Notice of termination  of
                    this  Agreement  may be  given  by  either
                    party for any reason whatsoever subject to
                    the  Company giving the Employee  two  (2)
                    months' notice of termination in writing or the Employee giving the Company two (2) months' notice of termination in writing.

(9) Personal
    Taxation:       It is agreed and understood that
                    you  will be required to file your own tax
                    return   in   Hong  Kong   and   will   be
                    responsible  for payment of any  resultant
                    Hong Kong tax.

                    It  is also agreed that you will  be
                    responsible for the payment of any taxes required by the United States Government.

                    The Company will reimburse Employee for
                    reasonable costs associated with professional tax

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Offshore Employment Contract                              Page 2 of 3
-Allan B. Wilson


                    advice provided by Westpro in respect of preparation of Employee's U.S. income tax return.

(10) Annual  Leave: 20 working days  vacation
                    will   accrue   to   the   Employee   upon
                    completion of each year's service from the
                    commencement date of this Agreement.   The
                    annual  leave  under this Agreement  shall
                    run   concurrently   with   annual   leave
                    provided   to  the  Employee   under   the
                    separate  Employment  Agreement  for   the
                    Employee's services to be rendered in Hong
                    Kong. The aggregate of remuneration under the two aforesaid Employment Agreements shall be applicable in respect of annual leave.


(11) This Agreement shall be governed by and construed in all respects in accordance with the laws of United States.


IN WITNESS whereof this Agreement has been entered into the day and year first above written.


SIGNED by                          SIGNED BY the said
on behalf of                       ALLAN B. WILSON
INTERGRAPH CORPORATION



/s/  Graeme  Farrell                /s/  Allan B. Wilson
------------------------           ----------------------
Graeme Farrell
Vice-President

                                   Witness:
                                   Signature:





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Offshore Employment Contract                                Page 3 of 3
-Allan B. Wilson





                     EMPLOYMENT AGREEMENT
                              OF
                        ALLAN B. WILSON
                        ---------------

THIS EMPLOYMENT AGREEMENT ("Agreement") is hereby entered into between INTERGRAPH ASIA PACIFIC LIMITED ("Employer") and
ALLAN B. WILSON ("Employee").

     WHEREAS, the Employer is currently engaged in a business that requires the assistance of individuals with Employee's executive qualifications, skills and experience, and

     WHEREAS, the Employer desires to procure the services of Employee and Employee is willing to enter into the employ of the Employer upon the terms and subject to the conditions set forth herein, and

     WHEREAS, the parties believe it is in their mutual interest to address in this Agreement certain of their rights and responsibilities arising out of such employment relationship and other important considerations addressed herein.

     NOW THEREFORE, for adequate consideration and intending to be legally bound, the Employer hereby employs Employee, and the Employee hereby accepts such employment with the Employer, upon the following terms and conditions:


Position:       Executive Vice President

Commencement
Date: The commencement date of this agreement shall be May 22, 1995

Reporting to:   James Meadlock, Chairman and CEO, Intergraph
                Corporation

Salary:         Equivalent Annual Salary to be ONE HUNDRED
                AND EIGHTEEN THOUSAND FIVE HUNDRED AND SIXTY
                US Dollars (US$118,560), payable monthly in arrears.

Living and
Accommodation:  A suitable furnished apartment will be
                provided Employee and his family for living and accommodation in Hong Kong during the currency of this agreement.

                The Company shall assist Employee to find accommodation and will provide directly to a landlord any deposits (refundable to The Company) that are required under Lease for an apartment and also pay any associated agency and legal costs.

                The Company will pay for utilities including gas, electricity, water and phone the Company will provide all refundable deposits related to connection of said utilities provided that deposits are held in the Company's name.

Annual Leave:   20 days vacation will accrue to Employee upon
                completion of each year's service from the commencement date of this agreement.

Insurance:      Coverage for Employee and his family
                (resident in Hong Kong) for medical, dental and hospital expenses.

Performance and
Salary Review:  Employee's performance will be reviewed on a regular basis and Employee's salary will be reviewed on an annual basis after the initial year of service.

Business
Expenses:       Employee's business expenses such as
                travel, meals, hotel accommodation and
                business telephone calls will be reimbursed to Employee by the Company upon submission of the appropriate expense reports with required receipts in accordance with Company Policy.
                Employee will be subject to all Asia-Pacific regional policies and procedures.

Termination:    Notice of termination of this employment
                agreement may be given by either party by the giving of two (2) months' notice to the other party and grounds for termination may be for any reason whatsoever.

Personal
Taxation:       It is agreed and understood that
                Employee will be required to file own tax return in Hong Kong and will be responsible for payment of any resultant Hong Kong tax.

                It is also agreed that Employee will be
                responsible for the payment of any personal taxes required by the United States
                Government.

Governing Law:  This agreement shall be governed by and
                construed in all respects in accordance with the Laws of Hong Kong.


EMPLOYEE ACKNOWLEDGES THAT HE HAS READ THIS AGREEMENT IN ITS
ENTIRETY AND HEREBY AGREES TO BE BOUND BY ITS TERMS.

IN WITNESS WHEREOF, for consideration the adequacy of which is hereby acknowledged and intending to be legally bound, the parties hereto have caused this Agreement to be executed on the date below written.

Signed for and on behalf of          Accepted by the said
INTERGRAPH ASIA PACIFIC LTD          Allan B. Wilson on 3 day
                                     of May, 1995.



/s/ Graeme Farrell                   /s/  Allan B. Wilson
---------------------------          ------------------------
Graeme Farrell
Vice President
                                     Witness:
                                     Signature: